UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 14, 2018

MOJO DATA SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

Puerto Rico	333-175003	66-0808398
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

224 Datura St., Suite 1015 West Palm Beach, FL 33401	33401
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (561) 623-9530

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers

Javier-Juan MasanaModroño has resigned as CEO as of December 10, 2018. New interim management has appointed Daniel Sobolewski as the company’s Interim CEO.

Item 8.01 Other Event

The company has secured certain financing and pledged its preferred shares as security for $225,000 to Saveene.Com Inc. for the car and yachts project.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOJO DATA SOLUTIONS, INC.

Dated: December 14, 2018	By:	/s/ Daniel Sobolewski
Daniel Sobolewski
Interim Chief Executive Officer

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